ATLANTIC WHITEHALL FUNDS

Atlantic Whitehall Income Fund
(Institutional Class)

Supplement dated December 30, 2004
to the Prospectus dated April 1, 2004,
as supplemented October 15, 2004

This Supplement updates the information in, and should be read in conjunction with, the Prospectus for the Institutional Class shares of the Atlantic Whitehall Income Fund, dated April 1, 2004.

The following information replaces and supersedes, as applicable, the information set forth in the section entitled "Portfolio Management" in the prospectus for Atlantic Whitehall Funds dated April 1, 2004.

Portfolio Management

The Adviser, IGAM and AIM utilize a team approach with respect to the management of the Funds. As such, the day-to-day portfolio management of the Funds is the responsibility of the members of the investment teams of the Adviser, IGAM and AIM.

Senior investment professionals of the Adviser include Jeff Thomas, Fred Weiss, Jay Pearlstein, Michelle Knight, and Paul McPheeters. Messrs. Thomas, Weiss and McPheeters are the lead portfolio managers of the Growth Fund, Messrs. Weiss and Pearlstein are the lead portfolio managers of the Mid-Cap Growth Fund and Ms. Knight is the lead portfolio manager for the Income Fund. Mr. Thomas is the Chief Investment Officer with 30 years of investment experience including 17 years with the Adviser. He focuses primarily on the media, telecom and financial services sectors. Mr. Weiss is a Senior Investment Manager with 27 years of investment experience of which 14 years are with the Adviser. He focuses primarily on the technology and health care sectors. Mr. Pearlstein is a Senior Portfolio Manager with 23 years of investment experience, including 8 years with the Adviser. He is responsible for providing analytical equity research on a number of industries, including retail and consumer products. Ms. Knight is an Associate Vice President with 10 years of investment experience including 5 years with the Adviser. Ms. Knight focuses primarily on fixed-income. Mr. McPheeters is a Vice President with 8 years of investment experience of which all but 2 have been with the Adviser. He focuses primarily on the media, telecom and energy sectors.